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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Boards of Directors of
Gartner Group, Inc.:

We consent to the use of our reports incorporated by reference herein.


                                                 /s/ KPMG LLP

St. Petersburg, Florida
April 26, 1999